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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 2004

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                                              84-1331134
          -------                                              ----------
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                   Identification Number)

                                    000-28863
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                                   (COMMISSION
                                  FILE NUMBER)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
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               (address of principal executive offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01         OTHER EVENTS

                  Attached hereto as Exhibit 99.1 is financial information for Markland Technologies, Inc. for the month and quarter ended September 30, 2004, and forward-looking statements relating to 2004 and the first quarter of fiscal year 2005 as presented in a press release of October 14, 2004. The information in this report shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended. The Press Release is filed herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1*    October 14, 2004 Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             BY: /s/ Kenneth Ducey, Jr.
                                                 -------------------------------
                                                 Kenneth Ducey, Jr.
                                                 Chief Financial Officer



                                             Date: October 14, 2004


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                                  EXHIBIT INDEX



Exhibit No.       Description
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99.1*    October 14, 2004 Press Release

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